UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     April 20, 2006
                                                --------------------------------

          Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22
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                         (Exact name of issuing entity)

                Bear Stearns Commercial Mortgage Securities Inc.
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            (Exact name of the depositor as specified in its charter)

                 Wells Fargo Bank, National Association, Morgan
                         Stanley Mortgage Capital Inc.,
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  Bear Stearns Commercial Mortgage, Inc., Principal Commercial Funding II, LLC
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                      and Principal Commercial Funding, LLC
             -------------------------------------------------------
             (Exact name of sponsors as specified in their charters)


      Delaware                    333-130789-01                 13-3411414
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(State or other jurisdiction      (Commission File Number      (IRS Employer
of incorporation of depositor)    of issuing entity)           Identification
                                                              No. of depositor)

      383 Madison Avenue      New York, New York                   10179
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(Address of principal executive offices of depositor)    (Zip Code of depositor)



Depositor's telephone number, including area code      (212) 272-2000
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On April 20, 2006, Bear Stearns Commercial Mortgage Securities Inc. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, National Association, as master servicer, ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as paying agent and certificate registrar, of Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, Commercial Mortgage Pass-Through Certificates, Series 2006-TOP22 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M and Class A-J Certificates, having an aggregate initial principal amount of $1,540,620,000, were sold to Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of April 6, 2006, by and among the Company and the Underwriters.

      On April 20, 2006, the Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and Class X Certificates (collectively, the "Privately Purchased Certificates") were sold to Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Initial Purchasers"), pursuant to a Certificate Purchase Agreement, dated as of April 6, 2006, by and between the Depositor and the Initial Purchasers. On April 20, 2006, the Class R-I, Class R-II and Class R-III (collectively, the "Privately Placed Certificates" and together with the Purchased Certificates, the "Private Certificates") were sold to Morgan Stanley & Co. Incorporated. The Private Certificates were sold or privately placed, as applicable, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from Wells Fargo Bank, National Association, Morgan Stanley Mortgage Capital Inc., Bear Stearns Commercial Mortgage, Inc., Principal Commercial Funding II, LLC and Principal Commercial Funding, LLC.

      In connection with the issuance and sale to the Underwriters of the Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Certificates, which legal opinion is attached to an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of April 20, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of April 20, 2006 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 20, 2006                      BEAR STEARNS COMMERCIAL MORTGAGE
                                          SECURITIES INC.




                                          By:   /s/ Richard A. Ruffer Jr.
                                              ----------------------------------
                                              Name:  Richard A. Ruffer Jr.
                                              Title: Vice President

                              INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                  Paper (P) or
Exhibit No.               Description                           Electronic (E)
-----------               -----------                           ----------------

5                         Legality Opinion of                         (E)
                          Cadwalader, Wickersham &
                          Taft LLP, dated as of
                          April 20, 2006.

8.1                       Tax Opinion of Cadwalader,                  (E)
                          Wickersham & Taft LLP,
                          dated as of April 20, 2006
                          (included as part of
                          Exhibit 5).

23.1                      Consent of Cadwalader,                      (E)
                          Wickersham & Taft LLP
                          (included as part of
                          Exhibit 5).